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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 25, 1998



                              MEDICALCONTROL, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                 1-11922                  75-2297429
              (State of            (Commission File           (IRS employment
           incorporation)              Number)              identification no.)



                             8625 KING GEORGE DRIVE
                                   SUITE 300
                              DALLAS, TEXAS 75235
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    214-630-6368

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 25, 1998, a subsidiary of MedicalControl, Inc. (together with its subsidiaries, the "Company") acquired all of the outstanding shares of capital stock of Business Health Companies, Inc. (together with its subsidiaries, "BHC"). BHC is engaged in the managed care industry and provides other healthcare related services, including operating a contracted network of hospitals, physicians and ancillary healthcare providers; preparing quality information on hospitals; marketing a contracted dental network; and providing consulting and repricing services. The purchase price was $4,572,000 consisting of $2,150,000 in cash, $1,000,000 of convertible subordinated promissory notes issued to the former shareholders of BHC and 270,900 shares of the Company's common stock (a portion of which were deposited in escrow to settle potential future claims). The purchase price was determined as a result of arms' length negotiations between the Company and BHC. Since July 1997, BHC has marketed a network product offering which includes directly and indirectly contracted healthcare providers of BHC and the Company within Texas. Additionally, the Company has provided claims repricing and administration services to BHC since September 1997. Total fees paid to the Company by BHC for claims repricing, administration services and network access fees were $49,200 for the year ended December 31, 1997, and $220,400 for the six-month period ended June 30, 1998.

         The Company funded the cash portion of the purchase price primarily with borrowings under a new credit facility with Bank One, Texas, N.A. as well as cash from operations.

         The transaction was deemed to be effective as of the closing of business on September 1, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial statements of BHC prepared pursuant to Regulation S-X and as required by Item 310(c) and (d) of Regulation S-B are not currently available but will be filed not later than 60 days from the date on which this report on Form 8-K was required to be filed.

(b) PRO FINANCIAL INFORMATION. Pro forma financial statements of BHC prepared pursuant to Regulation S-X and as required by Item 310(c) and (d) of Regulation S-B are not currently available but will be filed not later than 60 days from the date on which this report on Form 8-K was required to be filed.

(c)  EXHIBITS.

2.1 Asset Purchase Agreement, dated as of September 10, 1998, by and among Business Health Companies, Inc.; Douglas L. Elden; Donald Richard Huntington; Ralph T. Smith, Jr.; MedicalControl, Inc.; and MedicalControl Network Solutions, Inc. (filed herewith).

4.1      Form of Convertible Subordinated Promissory Note (filed herewith)



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MEDICAL CONTROL,  INC.



Date: October 9, 1998            By:  /s/ J. Ward Hunt
                                    -------------------------------------------
                                          J. Ward Hunt
                                          President and Chief Executive Officer





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                               INDEX TO EXHIBITS



2.1 Asset Purchase Agreement, dated as of September 10, 1998, by and among Business Health Companies, Inc.; Douglas L. Elden; Donald Richard Huntington; Ralph T. Smith, Jr.; MedicalControl, Inc.; and MedicalControl Network Solutions, Inc. (filed herewith).

4.1      Form of Convertible Subordinated Promissory Note (filed herewith).



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